EXHIBIT 10.11

                                                       Ulticom, Inc.
                                                       ID: 222050748
                                                       1020 Briggs Road
                                                       Mount Laurel, NJ  08054

Notice of Grant of Stock Options
and Option Agreement
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[NAME]                                                Option Number:  [XXXXXXXX]
[ADDRESS]                                             Plan: [XXXX]
[CITY, STATE  ZIP CODE]                               ID:   [XXXXXXX]

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Effective [DATE], you have been granted a Stock Option to buy [NUMBER OF SHARES]
shares of Ulticom, Inc. (the "Company") stock at $[PRICE] per share.

The total option price of the shares granted is $[TOTAL PRICE].

Shares in each period will become fully vested on the date shown.

   Shares        Vest Type      Full Vest    Expiration
   ------        ---------      ---------    ----------

  [NUMBER]      On Vest Date     [DATE]       [DATE]
  [NUMBER]      On Vest Date     [DATE]       [DATE]
  [NUMBER]      On Vest Date     [DATE]       [DATE]
  [NUMBER]      On Vest Date     [DATE]       [DATE]

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made part of this document.

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_______________________________                           ______________________
Ulticom, Inc.                                             Date


_______________________________                           ______________________
[Optionee]                                                Date

                                  ULTICOM, INC.

                             Stock Option Agreement
            Pursuant to the [XXXX] Stock Incentive Compensation Plan

         This STOCK OPTION AGREEMENT governs the terms and conditions of the stock option (the "Option") specified in the Notice of Grant of Stock Options and Option Agreement delivered herewith (the "Notice of Grant") entitling the person to whom the Notice of Grant is addressed (the "Grantee") to purchase from Ulticom, Inc. (the "Corporation") the number of shares (the "Shares") of the Corporation's Common Stock, par value $.00 per share (the "Common Stock") indicated in the Notice of Grant, subject to adjustment.

         1. The Option. The Option is granted pursuant to the Corporation's Stock Option or Compensation Plan indicated in the Notice of Grant (the "Plan") and is effective from and after the effective date specified in the Notice of Grant (the "Date of Grant"). The Grantee, by executing the Notice of Grant and accepting the Option, acknowledges that the Option is in all respects subject to and governed by the terms of this Agreement and of the Plan. The Grantee acknowledges receipt of the Plan and that the provisions of the Plan are incorporated herein by reference in their entirety.

         2. The Option Price. The purchase price of the Shares issuable upon exercise of the Option is the price specified in the Notice of Grant, subject to adjustment as provided in the Plan (the "Option Price"), which price is agreed to be not less than the fair market value of the Shares as of the Date of Grant.

         3. Exercise of Option.

         (a) The exercise of the Option and the acquisition, holding and disposition of the Shares shall be subject to the terms and provisions of the Plan and this Agreement. Neither the Grantee nor the Grantee's legal representatives, legatees or distributees shall be or be deemed to be the holder of any of the Shares unless and until the Option shall have been duly exercised and certificates representing such Shares shall have been issued. Upon payment of the Option Price in accordance with the terms hereof, the Shares shall be fully paid and nonassessable.

         (b) Except as otherwise expressly provided under this Agreement or the Plan, the Option shall become exercisable in sequential annual increments, each comprising one-quarter of the total number of Shares ("Installments"), beginning on the first anniversary of the Date of Grant and continuing on each of the succeeding three anniversaries, provided that the Grantee shall be a full-time employee of the Corporation or any parent or subsidiary of the Corporation at the date of such anniversary. Following the occurrence of each such Installment, the Option shall remain exercisable as to the Shares for which it becomes exercisable at that date until it is exercised in full or terminates. In no event shall the Option be exercisable after the expiration of ten years from the Date of Grant.

         (c) Not less than fifteen nor more than thirty calendar days prior to the date upon which all or any portion of the Option is to be exercised, the person at the time entitled to exercise the Option (the "Option Holder") shall deliver to the Corporation written notice (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation.

         (d) On the date specified in the Notice, the Option Price of the Shares in respect of which the Option is exercised shall be paid in full by the Option Holder, and the Corporation shall deliver to the Option Holder certificates representing the number of Shares in respect of which the Option is being exercised, registered in his name. All or any portion of such payment may be made in kind by the delivery of shares of Common Stock in the manner set forth in Section 8.6 of the Plan. To the extent that the Option Price is not paid in kind, it shall be paid in immediately available United States dollars; provided, that, if the Grantee at the date of exercise is in the employ of a wholly owned subsidiary of the Corporation located outside of the United States, payment of the Option Price to such subsidiary on behalf of the Corporation, in local currency at the representative rate of exchange for United States dollars at the date of delivery, shall be deemed payment in full of the Option Price for the Shares so delivered.

         (e) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), permitting the sale and delivery of the Shares upon exercise of the Option shall be in effect at the date of such exercise, the Shares shall be issued only in reliance on the Option Holder's representations made hereby and effective the date of such issuance that such Shares are being acquired for investment and not with a present view to distribution; that the Option Holder understands that the Shares have not been registered under the Securities Act and cannot be sold, transferred, pledged or hypothecated unless a registration statement under the Securities Act is in effect with respect thereto or the Corporation has received an opinion of counsel, satisfactory to it, to the effect that such registration is not required; that the Option Holder has such knowledge and experience in financial and business matters as is necessary to evaluate the risks of the investment represented by the purchase of the Shares and is able to bear the economic risk of such investment; that the Option Holder is purchasing the Shares based on an independent evaluation of the long-term prospects of the Corporation; and that the Option Holder has been furnished with such financial and other information relating to the Corporation as the Option Holder has requested. The Corporation may require, as a condition of the issuance of any Shares upon the exercise of the Option, that the person exercising the Option execute and deliver to the Corporation such certificates, agreements or other instruments as in the judgment of the Corporation may be necessary or otherwise appropriate to assure that the Shares are issued in accordance with the Securities Act and all other applicable laws and regulations and that the certificates representing the Shares issued upon such exercise bear any restrictive legend required for such purpose. If, and to the extent that, in the judgment of the Corporation the exercise of the Option may, under applicable laws or regulations in effect at the time of exercise, subject the Corporation to any obligation to withhold amounts for federal, state or local taxes, the exercise of the Option and the issuance of any Shares thereunder shall be subject to such conditions, including the payment of funds to the Corporation or the offset of amounts otherwise payable by the Corporation, as the Corporation may determine to be necessary or otherwise appropriate to satisfy such obligation.

         4. Adjustment of Option. The number of Shares issuable upon exercise of the Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures specified therein. Fractional shares resulting from any adjustment pursuant to this Section will be settled in cash by payment of an amount equal to the excess of the fair market value of the fractional share on the date of exercise over the exercise price for the fractional share. Notice of any adjustment of this Option shall be given by the Corporation to the Option Holder and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         5. Transfer of Option; Termination of Employment. During the lifetime of the Grantee, the Option is exercisable only by him and neither the Option nor any interest therein shall be assignable or transferable by him, except by will or by the laws of descent and distribution. If the employment of the Grantee is terminated for any reason or if the Grantee shall retire or die while in the employ of the Corporation or any of its subsidiaries, or during the period in which the Option may be exercised after the termination of the Grantee's employment, subject to the applicable terms and conditions of this Agreement, the Option may be exercised within the time limits set forth in the Plan by the person or persons specified therein.

         6. Miscellaneous.

         (a) As a condition of the grant of the Option, the Grantee hereby agrees, for himself and his personal representatives, successors and assigns, that any dispute which may arise under or as a result of the application of the terms and conditions of this Agreement or the Plan shall be determined by the Board of Directors of the Corporation or any Committee thereof to whom the administration of the Plan is delegated thereunder, which determination shall be final, binding and conclusive.

         (b) The existence of the Option shall not be deemed to constitute or confer upon the Option Holder any rights as a shareholder of the Corporation prior to its exercise, and shall not be deemed to affect in any way the right or power of the Corporation or its shareholders to make or authorize to be made (i) any adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Corporation, (ii) any merger or consolidation of the Corporation with or into any other corporation or entity,
(iii) any issue of bonds, debentures or capital stock entitling the holders thereof to rights, preferences or privileges superior to the holders of shares of Common Stock in respect of such shares, (iv) the dissolution or liquidation of the Corporation, or the sale or transfer of all or any part of its assets or business or (v) any other corporate act or proceeding, whether of a similar character or otherwise.

         (c) In the event that the Option Holder shall at any time sell any of the Shares, he shall give written notice of such sale to the Corporation not later than ten days after the date thereof, which notice shall state the number of Shares sold and the amount received upon such sale.

         (d) This Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent provided herein and in the Plan, shall be binding upon and inure to the benefit of the Grantee's legal representatives, successors and assigns.

         (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such State.

         (f) This Agreement constitutes the entire agreement and understanding between the Corporation and the Grantee relative to the subject matter hereof and may be amended, modified or superseded, except as otherwise expressly provided in the Plan, only by a written instrument duly executed by the party or parties sought to be bound thereby.